UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

POWERCOMPUTE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	PWCM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of PowerCompute, Inc. (the “Company”) filed on August 5, 2026 (the “Original Form 8-K”). The Original Form 8-K inadvertently incorrectly stated that the aggregate amount borrowed was “$18,127.88,” when it should have instead stated “$18,127,131.88.” This Form 8-K/A amends Item 2.03 of the Original Form 8-K and is being filed solely to correct this number. Except as stated herein, all other information in the Original Report remains unchanged.

Item 1.01 Entry into a Material Agreement

The information contained under Item 2.03 below is hereby incorporated by reference into this Item 1.01

Item 2.03 Creation of a Direct Financial Obligation

Loan from Arch Lending

On August 3, 2026, PowerCompute, Inc. (the “Company”), through its wholly owned subsidiary US Digital Mining and Hosting Co, LLC (the “Borrower”), entered into new loan facility (the “Loan Facility”) with ChainFi Inc. d/b/a/ Arch Lending (“Arch”) pursuant to which Arch made available to the Borrower a non-recourse, collared, 30-day rolling loan secured by the Borrower’s Bitcoin (a "Collar Loan"). On August 3, 2026, the Borrower borrowed an aggregate of $18,127,131.88 in an initial 30-day Collar Loan under the Loan Facility secured by 307 Bitcoin (with mutually agreed upon floor and ceiling prices) and bearing interest at 2.0% per annum, which loan was used to pay off the previously disclosed bridge loans entered into with Arch on July 27, 2026. Under the Loan Facility, the Collar Loan automatically rolls over for successive 30-day periods unless either party provides notice of non-renewal, and at each rollover date, the interest rate, floor price, and ceiling price are re-set based on then-prevailing market conditions. At each maturity, if the Bitcoin reference price is below the agreed-upon floor price, the Borrower may elect to walk away, repay the loan and recover the collateral, or it may roll the loan by curing the shortfall. The terms and conditions of the Loan Facility are set forth in a Loan and Security Agreement that was entered into by the Borrower and Arch on August 3, 2026 (together with all exhibits, schedules, and annexes thereto, the “Loan Agreement”). The Loan Agreement also contains customary representations, warranties, covenants and events of default.

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD.

On August 5, 2026, the Company issued a press release announcing the Loan Facility. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Promissory Note, dated August 3, 2026, in principal amount of $18,127,131.88 by US Digital Mining & Hosting Co, LLC and ChainFi Inc. d/b/a Arch Lending.
10.2	Promissory Note Annex, dated August 3, 2026
99.1	Press Release dated August 5, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

***

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerCompute, Inc.

Date:	August 10, 2026	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer